Exhibit 10(v)(3)

The StPaul

ENDORSEMENT OR RIDER N0.

      ATTACHED TO AND FORMING PART OF POLICY NO.      512CM0138

DATE ENDORSEMENT OR RIDER EXECUTED  08/16/02

EFFECTIVE DATE OF ENDORSEMENT OR RIDER

                  12:01 A.M. LOCAL TIME AS

                  SPECIFIED IN THE POLICY

5/3 I /02

ISSUED TO

RICHARDSON ELECTRONICS, LTD.

RENEWAL CERTIFICATE

      XP048 Ed. 5/98,

Item 1. Insured and Insured's Address:

RICHARDSON ELECTRONICS, LTD.

40 WEST 267 KESLINGER ROAD

LA FOX, IL 60147

Item 2. Policy Period                Item 3. Limit of Liability

      From: 12:01 A.M.05/31/02            $15,000,000

      To: 12:01 A.M. 05/31/03

Local time at the address shown in Item 1.

Item 4. Schedule of Underlying Insurer(s):

Underlying Insurer:     FEDERAL INSURANCE COMPANY

Policy Number     8125 - 64 - 6OJ ILL

Policy Period     05/31/02 - 05/31/03

Limit of Liability      $15,000,000

Retention Amount  $100,000

Total Amount of Underlying Limit of Liability $15,000,000 plus any applicable retentions or deductibles under the Primary Policy.

In consideration of the payment of the premium, and in reliance upon the completeness and accuracy of the statements and

disclosures made to the Insurer or any underlying insurer by application,

including its attachments, the Insurer and the Insured(s)

agree that the above numbered policy is renewed for the Policy Period specified above, subject to the Declarations and any

amendments thereto as stated above, the insuring agreement, terms,

conditions and limitations of this policy except as hereinafter provided:

Exceptions:

EXCESS OF SPECIFIED COVERAGES, XP016 Ed. 05-98

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or

limitations of the above mentioned Policy, other than as above stated.

            By    COPY

      AGENT       Authorized Representative

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The StPaul

ENDORSEMENT OR RIDER NO.

      ATTACHED TO AND FORMING PART  DATE ENDORSEMENT OR     ' EFFECTIVE DATE OF

ENDORSEMENT OR RIDER

      OF POLICY NO.     RIDER EXECUTED          12:01 A.M. LOCAL TIME AS

            -           SPECIFIED IN THE POLICY

      512CM0138   8/16/02     15/31/02

' ISSUED TO

RICHARDSON ELECTRONICS, LTD.

CANCEL AN EXISTING ENDORSEMENT

XPO10 Ed. 5/98

In consideration of the premium charged, it is understood and agreed that:

The attached policy is amended by canceling and terminating a certain endorsement (hereinafter called

Canceled Endorsement) attached to the said policy and more fully described as follows:

ENDORSEMENT NO.XP048 Ed. 05/98 - RENEWAL CERTIFICATE

so that from and after the effective date hereof the attached policy shall continue in force without the

amendment contained in the said Canceled Endorsement.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or

limitations of the above mentioned Policy, other than as above stated.

            By    COPY

                  Authorized Representative

      AGENT

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INSURING CLAUSE

In consideration of the payment of the premium, in reliance upon the statements made to the Insurer by application

including its attachments, a copy of which is attached to and forms a part of this policy, and any material submitted

therewith (which shall be retained on file by the Insurer and to be deemed attached hereto), and except as hereinafter

otherwise provided or amended, this policy is subject to the same Insuring

Agreement(s), Terms, Conditions and

Limitations as provided by the policy stated in Item 8 of the Declarations and any amendments thereto, provided:

A. 1. the Insurer has received prior written notice from the Insured(s) of any amendments to the policy stated in

Item 8 of the Declarations, and

2.    the Insurer has given to the Insured(s) its written consent to any amendments to the policy stated in Item 8 of

the Declarations, and

3.    the Insured has paid any required additional premium.

B.    This policy is not subject to the same premium or the amount and Limit of

Liability of the policy stated in Item 8

of the Declarations.

TERMS, CONDITIONS AND LIMITATIONS

Section 1. UNDERLYING INSURANCE

A.    It is a condition precedent to the Insured(s) rights under this policy that the Insured(s) notify the Insurer, as soon

as practicable in writing, of a failure to maintain in full force and effect, except as provided for under Section

2(B), and without alteration of any Terms, Conditions, Limit of Liability or Retentions, any of the underlying

insurance policies as stated in Item 7 of the Declarations.

B.    Failure to maintain, as set forth above, any of the underlying insurance policies as stated in Item 7 of the

Declarations, except as provided for under Section 2(B), shall not invalidate this policy, but the liability of the

Insurer for loss under this policy shall apply only to the same extent it would have been liable had the underlying

insurance policies been maintained as set forth above. In no event shall the Insurer be liable to pay loss under this

policy until the total amount of the Underlying Limit of Liability, as stated in Item 7(E) of the Declarations, has

been paid solely by reason of the payment of loss.

Section 2. LIMIT OF LIABILITY

A.    The Insurer shall only be liable to make payment under this policy after the total amount of the Underlying Limit

of Liability as stated in Item 7(E) of the Declarations has been paid solely by reason of the payment of loss.

B.    In the event of the reduction or exhaustion of the total amount of the

Underlying Limit of Liability as stated in

Item 7(E) of the Declarations solely by reason of the payment of loss, this policy shall:

I .   in the event of such reduction pay excess of the reduced amount of the

Underlying Limit of Liability but not

to exceed the amount stated in Item 4 of the Declarations, or

2.    in the event of exhaustion continue in force provided always that this policy shall only pay the excess over the

Retention amount stated in Item 5 of the Declarations as respects each and every loss hereunder, but not to

exceed the amount stated in Item 4 of the Declarations.

C.    The Insurers' liability for loss subject to paragraphs (A) and (B) above shall be the amount in Item 4 of the

Declarations which shall be the maximum liability of the Insurer in the

Policy Period stated in Item 3 of the

Declarations. The Limit of Liability of the Insurer for the Discovery

Period,-if elected, shall be part of, and not in

addition to, the Limit of Liability as stated in Item 4 of the Declarations.

50408 Ed. 1-90 Printed in U.S.A.

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Section 3. LOSS PROVISIONS

The Insured(s) shall as a condition precedent to the right to be indemnified under this policy give to the Insurer notice

in writing, as soon as practicable and during the Policy Period or during the Discovery Period, if effective, of any

claim made against the Insured(s).

Section 4. NOTICE

Notice hereunder shall be given to St. Paul Mercury Insurance Company, 385

Washington Street, St. Paul, MN 55102.

Section 5. CANCELLATION

This policy may be cancelled by the Corporation at any time by mailing written notice to the Insurer at the address

shown in Section 4 stating when thereafter such cancellation shall be effective or by surrender of this policy to the

Insurer or its authorized agent. This policy may also be cancelled by or on behalf of the Insurer by delivering to the

Corporation or by mailing to the Corporation by registered, certified, or other first class mail, at the Corporation's

address as shown in Item 2 of the Declarations, written notice stating when, not less than sixty (60) days thereafter,

the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The

Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

If the period of limitation relating to the giving of notice is prohibited or made void by law controlling the

construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of

limitation permitted by such law.

Section 6. DISCOVERY PERIOD

If the Insurer shall cancel or refuse to renew (refusal to renew is hereafter referred to as non-renewal) this policy, the

Corporation or the Insureds shall have the right, upon payment to the additional premium of 75% of the premium

hereunder, to an extension of the cover granted by this policy to report any claim or claims in accordance with Section

3, which claim or claims are made against the Insureds during the period of twelve (12) months after the effective date

of cancellation or non-renewal, herein. called the Discovery Period, but only for any Wrongful Act committed before

the effective date of such cancellation or non-renewal and otherwise covered by this policy.

This right shall terminate, however, unless the Corporation of the Insureds provide written notice of such election

together with the payment of the additional premium due and this is received by the Insurer at the address shown in

Section 4 within ten (10) days after the effective date of cancellation or non-renewal.

Discovery Period wherever used in this policy shall also mean optional extension period or extended reporting period

as defined by the policy stated in Item 8 of the Declarations.

The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums different from those of the

expiring policy shall not constitute non-renewal.

The provisions of this Section 6 and the rights granted herein to the

Corporation or the Insureds shall not apply to any

cancellation resulting from non-payment of premium.

Section 7. NUCLEAR ENERGY LIABILITY EXCLUSION

It is agreed that:

A. This policy does not apply:

1. Under any Liability Coverage, to bodily injury or property damage

50408 Ed. 1-90 Printed in U.S.A.                 4

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a.    with respect to which an Insured under this policy is also an Insured under a nuclear energy liability

policy issued by Nuclear Energy Liability Insurance Association, Mutual

Atomic Energy Underwriters or

Nuclear Insurance Association of Canada, or would be an Insured under any such policy but for its

termination upon exhaustion of its limit of liability; or

b.    resulting from the hazardous properties of nuclear material and with respect to which (1) any person or

organization is required to maintain financial protection pursuant to the

Atomic Energy Act of 1954, or

any law amendatory thereof, or (2) the Insured is, or had this policy not been issued would be, entitled to

indemnity from the United States of America, or an agency thereof, under any agreement entered into by

the United States of America, or any agency thereof with any person or organization.

2.    Under any Medical Payments coverage, or under any Supplementary Payments provision relating to first aid,

to expenses incurred with respects to bodily injury resulting from the hazardous properties of nuclear material

and arising out of the operation of a nuclear facility by any person or organization.

3.    Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous of nuclear

material, if

a.    the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of an Insured or

(2) has been discharged or dispersed therefrom;

b.    the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed,

stored, transported or disposed of by or on behalf of an Insured, or

c.    the bodily injury or property damage arises out of the furnishing by an

Insured of services, materials,

parts or equipment in connection with the planning, construction,

maintenance, operation or use of any

nuclear facility, but if such facility is located within the United States of America, its territories or

possessions or Canada, this exclusion (c) applies only to property damage to such nuclear facility and any

property thereat.

B. As used in this exclusion:

"hazardous properties" include radioactive, toxic or explosive properties;

"nuclear material" means source material, special nuclear material or by-product material;

"source material," "special nuclear material," and by-product material have the meanings given them in the

Atomic Energy Act of 1954 or in any law amendatory thereof; .

"spent fuel" means any fuel element or fuel component, solid or liquid,

which has been used or exposed to

radiation in a nuclear reactor;

"waste" means any waste material (1) containing by-product material and (2)

resulting from the operation by any

person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (1)

or (2) thereof;

"nuclear facility" means

(1) any nuclear reactor,

(2) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium,

(2)processing or utilizing spent fuel, or (3) handling, processing or packaging waste, .

(3) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any

time the total amount of such material in the custody of the Insured and the premises where such equipment or

device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination

thereof, or more than 250 grams of uranium 235,

(4) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste

and includes the site on which any of the foregoing is located, and operations conducted on such site and all

premises used for such operations; -

50408 Ed. 1-90 Printed in U.S.A.    5

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"nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain

reaction or to contain critical mass of fissionable material, "property damage" includes all forms of radioactive

contamination of property.

Section 8. ACTION AGAINST THE INSURER

No action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance

with all of the terms of this policy, not until the amount of the

Corporation's obligation to pay and/or the Insured's

obligation to pay have been finally determined either by judgment against the Insureds after actual trial or by written

agreement of the Corporation and/or the Insureds, the claimant and the

Insurer.

Any person or organization or the legal representative thereof who has secured such judgment or written agreement

shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No

person or organization shall have any right under this policy to join the

Insurer as a party to any action against the

Corporation and/or Insureds to determine the Insureds' liability, nor shall the Insurer be impleaded by the Corporation

and/or Insureds of their legal representatives. Bankruptcy or insolvency of the Corporation or the Corporation's

estate, or bankruptcy or insolvency of the Insureds' estate shall not relieve the Insurer of any of its obligations

hereunder.

IN WITNESS WHEREOF, the Insurer designated on the Declarations page has caused this policy to be signed by its

President and Secretary and countersigned on the Declarations page by a duly authorized representative of the Insurer.

/signature/

Secretary

/signature/

President

50408 Ed. 1-90 Printed in U.S.A.

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The StPaul

ENDORSEMENT OR RIDER NO. 4

ATTACHED TO AND FORMING PART

OF BOND OR POLICY N0.

      DATE ENDORSEMENT OR     * EFFECTIVE DATE OF ENDORSEMENT OR RIDER

RIDER EXECUTED

      12:01 A.M. STANDARD TIME AS

SPECIFIED IN THE BOND OR POLICY

512CM0014

5/31 /98

REPORTED INCIDENTS EXCLUSION

M1117 Ed. 3-90

In consideration of the premium charged, it is hereby understood and agreed that under this policy the

Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made

against the Insured(s) arising from any circumstances of which notice has been given under any

insurance in force prior to the inception date of this policy including any applicable discovery period.

Authorized Representative

INSURED

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The StPaul

ENDORSEMENT OR RIDER NO. 3

In consideration of the premium charged, it is hereby understood and agreed that under this policy the

Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made

against the Insured(s) based upon, arising out of or attributable to or in any way involving the

1. Panache Broadcasting of Pennsylvania, Inc. v. Richardson Electronics,

Ltd. ; Varian Associates,

Inc.; and Varian Supply Company ( Case No. 90 C 6400); or

2. A contract to supply tubes to the United States Government which was completed in 1989 as

described in Note K - Litigation on page 23 of the Richardson Electronics,

Ltd. 1994 Annual Report;

or

3. Arius, Inc. v. Richardson Electronics, Ltd., Flint Cooper, William

Alexander, Kevin Dutton (case

number Cl. 95-202 in the Circuit Court of the Ninth Judicial Circuit in and

for Orange County,

Florida)

ACCEPTED BY INSURED     By:   Title:.

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ENDORSEMENT OR RIDER NO. 2

PRIOR AND PENDING LITIGATION EXCLUSION

M1150 Ed. 3-90

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not

be liable to make any payment for loss in connection with any claim or claims made against the

Insured(s) arising from any prior or pending litigation as of 5-31-90, as well as all future claims or

litigation based upon the pending or prior litigation or derived from the same or essentially the same

facts (actual or alleged) that gave rise to the prior or pending litigation.

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      ENDORSEMENT 1

The following spaces preceded by an asterisk ('J need not be completed if this endorsement and

the policy have the same inception date.

      ATTACHED TO AND FORMING ' EFFECTIVE DATE OF     'ISSUED TO

      PART OF POLICY NO.      ENDORSEMENT

512CM0014   5/31/98     RICHARDSON ELECTRONICS

ILLINOIS AMENDATORY ENDORSEMENT

      M1137 Ed. 6-90

In Consideration of the premium charged, it is hereby understood and agreed that:

1.    The first paragraph under Section 5. CANCELLATION is hereby deleted in its entirety

and substituted with the following:

This policy may be cancelled by the Corporation at any time by mailing written notice to

the Insurer at the address shown in Section 4 stating when thereafter such cancellation

shall be effective or by surrender of this policy to the Insurer or its authorized agent.

This policy may also be cancelled by or on behalf of the Insurer by mailing to the

Corporation, by registered, certified or other first class mail, at the last mailing address _

known to the Insurer, written notice stating when, not less than sixty (60)

days

thereafter, the cancellation shall be effective. All such notices shall contain the specific

reason(s) for cancellation. If this policy has been in effect for more than sixty (60) days,

the cancellation must be for one of the following reasons:

A.    Nonpayment of premium;

B.    Misrepresentation or fraud made by or with the knowledge of the

Corporation or the

      Insureds in obtaining the policy or in pursuing a claim under the policy;

C.    A violation by any Insured of any of the terms and conditions of the policy;

D.    A substantial increase in the risk originally assumed;

E.    Loss of reinsurance by the Insurer which provided coverage to the Insurer for a

      significant amount of the underlying risk insured. Certification of the loss of

      reinsurance must be given to the Director of Insurance.

F.    A determination by the Director of Insurance that the continuation of the policy

      would place the Insurer in violation of the insurance laws of the State of

Illinois.

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      ATTACHED TO AND FORMING ' EFFECTIVE DATE OF     'ISSUED TO

      PART OF POLICY NO.      ENDORSEMENT

512CM0014   I     5/31/98     I RICHARDSON ELECTRONICS

It is further agreed that this policy may be non renewed by or on behalf of the Insurer by

mailing written notice to the Corporation, by registered, certified, or other first class mail,

at the last mailing address known to the Insurer. All such notices shall contain the

specific reason(s) for non renewal. It is further agreed that non renewal of this policy

will be effective sixty (60) days after receipt of the insured of written notice from the

Insurer of its desire to non renew this policy, or at the time and date set forth in the

notice of non renewal, provided sixty (60) days notice has been given the

Corporation

prior to said date.

2.    It is further understood and agreed that Section 6. DISCOVERY PERIOD is hereby

deleted in its entirety and replaced with the following:

If the Insurer or the Insured(s) shall cancel or refuse to renew (refusal to renew is

hereafter referred to as non-renewal) this policy, the Corporation or the

Insured(s) shall

have the right, upon payment of the additional premium of seventy five percent (75%) of

the expiring annual premium hereunder, to report any claim or claims in accordance

with Section 3, which claim or claims are made against the Insured(s)

during the period

of twelve (12) months after the effective date of cancellation or non-renewal, herein

called the Discovery Period, but only for any Wrongful Act committed before the

effective date of such cancellation or non-renewal and otherwise covered by this policy.

This right shall terminate, however, unless the Corporation or the

Insured(s) provide

written notice of such election together with the payment of the additional premium due

and this is received by the Insurer at the address shown in Section 4 within thirty (30)

days after the effective date of cancellation or non-renewal.

The additional premium for the Discovery Period shall be fully earned at the inception of

the Discovery Period. The Discovery Period is not cancellable.

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